UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Tower Center Boulevard, 17th Floor
East Brunswick, New Jersey		08816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 565-3818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On August 7, 2009, K-Sea Transportation Partners L.P. (the “Partnership”) and certain of its subsidiaries entered into an underwriting agreement with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, with respect to the offer and sale in an underwritten public offering (the “Offering”) by the Partnership of up to 3,335,000 common units representing limited partner interests in the Partnership (including up to 435,000 common units issuable upon exercise of the underwriters’ over-allotment option) for a price to the public of $19.15 per common unit.  The common units to be offered and sold in the Offering have been registered under the Securities Act of 1933, as amended, pursuant to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-142433), which was declared effective by the Securities and Exchange Commission on May 8, 2007.  The Partnership expects the transaction to close on or about August 12, 2009.

A copy of the underwriting agreement and press release with respect to the Offering have been filed as Exhibits 1.1 and 99.1, respectively, to this report.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                               Underwriting Agreement dated August 7, 2009 by and among K-Sea Transportation Partners L.P., K-Sea General Partner L.P., K-Sea General Partner GP LLC, K-Sea Operating Partnership L.P. and K-Sea OLP GP LLC, on the one hand, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representatives of the underwriters, on the other hand.

5.1                                 Opinion of Baker Botts L.L.P.

8.1                                 Opinion of Baker Botts L.L.P. relating to tax matters.

23.1                           Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

23.2                           Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).

99.1                           Press Release dated August 7, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P., its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date August 12, 2009		By:	/s/ Terrence P. Gill
Terrence P. Gill
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement dated August 7, 2009 by and among K-Sea Transportation Partners L.P., K-Sea General Partner L.P., K-Sea General Partner GP LLC, K-Sea Operating Partnership L.P. and K-Sea OLP GP LLC, on the one hand, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representatives of the underwriters, on the other hand.

5.1	Opinion of Baker Botts L.L.P.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).

99.1	Press Release dated August 7, 2009.